MUNIYIELD
FUND, INC.








FUND LOGO








Semi-Annual Report

April 30, 1997





This report, including the financial information herein, is transmitted to the shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield Fund, Inc.



DEAR SHAREHOLDER


For the six-month period ended April 30, 1997, the Common Stock of MuniYield Fund, Inc. earned $0.516 per share income dividends, which included earned and unpaid dividends of $0.081. This represents a net annualized yield of 6.80%, based on a month-end per share net asset value of $15.30. Over the same period, the total investment return on the Fund's Common Stock was +2.38%, based on a change in per share net asset value from $15.68 to $15.30, and assuming reinvestment of $0.520 per share income dividends and $0.208 per share capital gains distributions.

For the six-month period ended April 30, 1997, the Fund's Auction
Market Preferred Stock had an average yield as follows: Series A, 4.24%; Series B, 4.28%; Series C, 3.94%; Series D, 3.80%; and Series E, 4.04%.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six-month period ended April 30, 1997. By mid-January 1997, municipal bond yields rose to over 6% as in-vestors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue, and that the increase in short-term interest rates by the Federal Reserve Board (FRB) in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that, despite considerable economic growth, any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week in April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. During the six months ended April 30, 1997, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of over 6% compared to the corresponding period a year earlier. During the three months ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance compared to the three-month period ended April 30, 1996. Overall investor demand remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand increased whenever tax-exempt bond yields approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently were generally underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, sign of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
FRB Chairman Alan Greenspan's thinly veiled warning about irrational exuberance in the equity markets late last year, combined with a rebound in first quarter gross domestic product growth, set the fixed-income markets on edge as investor concerns once again mounted over the possibility of a more restrictive monetary policy. Long-term interest rates rose erratically during the early part of 1997 and on March 25, 1997, the FRB raised the closely watched Federal Funds rate by 25 basis points, thereby shifting investors' focus to debating the extent and duration of the central bank's current policy stance.

While the Fund benefited early in the April period from an aggressive investment strategy as long-term interest rates declined last fall, this same strategy left MuniYield Fund, Inc. somewhat more susceptible to the subsequent market reversal. Therefore, our market outlook became more circumspect in recognition of the risks associated with recent developments. We shifted our investment strategy to one of reducing market exposure during periods of strength, and utilizing bouts of weakness as an opportunity to lock in attractive yields. Until the future direction of interest rates becomes more clear, this approach should work well with the current high degree of uncertainty, allowing for incremental improvements in the portfolio's overall rate of return. In managing the Fund, we continue to seek to improve average call protection as well as maintain an attractive stream of tax-exempt income.

While the prospect of a more restrictive monetary policy suggests some upward pressure on taxable, short-term interest rates, the impact on tax-exempt, short-term interest rates should be less pronounced. Nonetheless, the extent and duration of a possible tighter monetary policy could have important implications for our shareholders, since the benefits of leverage may be temporarily abridged. (For a complete explanation of the benefits and risks of leveraging, see page 3 of this report to shareholders.) Despite these concerns, it is important to remember that over the long term, leverage has demonstrated its effectiveness throughout a variety of market scenarios.

In Conclusion
We appreciate your ongoing interest in MuniYield Fund, Inc., and we look forward to serving your investment needs and objectives in the months and years to come.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

May 30, 1997



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
UPDATES   Unit Priced Demand Adjustable
          Tax-Exempt Securities
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                    (In Thousands)
                S&P    Moody's   Face                                                                             Value
State         Ratings  Ratings  Amount                             Issue                                        (Note 1a)
Alabama--1.2%   BBB     Baa1   $ 8,750    Courtland, Alabama, IDB, IDR, Refunding (Champion
                                          International Corporation), Series A, 7.20% due 12/01/2013             $  9,462

Alaska--3.6%                              Valdez, Alaska, Marine Terminal Revenue Refunding Bonds:
                NR*     NR*     10,050       (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024               9,890
                AA      Aa2      8,000       (British Petroleum Pipeline), Series B, 7% due 12/01/2025              8,763
                AA      Aa3      9,635       (Sohio Pipeline--British Petroleum Oil), 7.125%
                                             due 12/01/2025                                                        10,670

Arizona--2.0%   A1+     P1       7,200    Coconino County, Arizona, Pollution Control Corporation
                                          (Public Service Navajo Project), VRDN, AMT, Series A, 4.15%
                                          due 10/01/2029 (a)                                                        7,200
                BB+     Ba1      9,000    Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                          Refunding (Public Service Company of New Mexico Project),
                                          Series A, 6.30% due 12/01/2026                                            8,866

California      AAA     Aaa      9,195    Anaheim, California, Public Financing Authority, Lease Revenue
--7.2%                                    Bonds (Public Improvements Project), Sub-Series C, 5.73%**
                                          due 9/01/2017 (i)                                                         2,791
                AAA     Aaa      6,420    California Central Coast Water Authority, Revenue Refunding
                                          Bonds (State Water Project Regional Facilities), Series A,
                                          5% due 10/01/2016 (c)                                                     5,889
                                          California Foothill/Eastern Transportation Corridor Agency,
                                          Toll Road Revenue Bonds, Senior Lien, Series A**:
                BBB-    Baa     10,000       6.25% due 1/01/2018                                                    2,720
                BBB-    Baa     44,165       6.31% due 1/01/2020                                                   10,473
                BBB-    Baa     30,245       6.24% due 1/01/2021                                                    6,670
                BBB-    Baa     25,000       6.25% due 1/01/2022                                                    5,172
                A1+     NR*        900    California Pollution Control Financing Authority, PCR,
                                          Refunding (Pacific Gas and Electric Company), VRDN, Series C,
                                          4.15% due 11/01/2026 (a)                                                    900
                A1+     VMIG1++    700    California Pollution Control Financing Authority, Solid Waste
                                          Disposal Revenue Bonds (Shell Oil Company--Martinez Project),
                                          VRDN, AMT, Series A, 4.15% due 10/01/2024 (a)                               700
                                          California State Department of Water Resources, Water Systems
                                          Revenue Bonds (Central Valley Project), Series O:
                AA      Aa       6,505       4.75% due 12/01/2018                                                   5,663
                AAA     Aaa      9,000       4.75% due 12/01/2029 (e)                                               7,543
                AAA     Aaa      5,000    Metropolitan Water District, Southern California, Waterworks
                                          Revenue Bonds, Series C, 5% due 7/01/2027 (e)                             4,472
                AAA     NR*      5,000    Orange County, California, Community Facilities District,
                                          Special Tax No. 88-1 (Aliso Viejo Project), Series A, 7.35% due
                                          8/15/2002 (b)                                                             5,682

Colorado--                                Denver, Colorado, City and County Airport Revenue Bonds:
5.1%            BBB     Baa      8,000       AMT, Series D, 7.75% due 11/15/2013                                    9,493
                BBB     Baa      3,310       AMT, Series D, 7.75% due 11/15/2021                                    3,639
                AAA     NR*      4,900       Series A, 7.25% due 11/15/2002 (b)                                     5,538
                AAA     Baa     14,350       Series A, 7.25% due 11/15/2002 (b)                                    16,218
                NR*     NR*      5,000    Denver, Colorado, Urban Renewal Authority, Tax Increment
                                          Revenue Bonds (Downtown Denver), AMT, Series A, 7.75%
                                          due 9/01/2016                                                             5,018
                NR*     NR*      1,650    Mountain Village, Colorado, Metropolitan District, Refunding
                                          (San Miguel County), UT, 7.95% due 12/01/2003                             1,808

Connecticut     NR*     B1       2,550    New Haven, Connecticut, Facilities Revenue Bonds (Hill
--0.3%                                    Health Corporation Project), 9.25% due 5/01/2017                          2,752

SCHEDULE OF INVESTMENTS (continued)                                                                        (In Thousands)
                S&P    Moody's   Face                                                                             Value
State         Ratings  Ratings  Amount                             Issue                                        (Note 1a)
District of     A+      A3     $ 4,940    District of Columbia Revenue Bonds (Howard University),
Columbia--0.6%                            Series B, 6.75% due 10/01/2012                                         $  5,204

Georgia--1.1%   NR*     NR*      5,620    Atlanta, Georgia, Urban Residential Finance Authority, College
                                          Facilities Revenue Bonds (Morris Brown College Project),
                                          9.50% due 12/01/2001 (b)                                                  6,798
                                          Burke County, Georgia, Development Authority, PCR (Georgia
                                          Power Company--Plant Vogtle Project), VRDN (a):
                A1      VMIG1++    300       2nd Series, 4.35% due 4/01/2025                                          300
                A1      NR*      1,500       Refunding, 4.35% due 9/01/2026                                         1,500

Hawaii--0.9%                              Hawaii State, Housing Finance and Development Corporation,
                                          S/F Mortgage Purchase Revenue Bonds:
                A       Aa2      1,945       AMT, Series A, 7% due 7/01/2011                                        2,023
                A       Aa2        870       AMT, Series A, 7.10% due 7/01/2024                                       906
                A       Aa2      3,040       Series B, 6.90% due 7/01/2016                                          3,181
                A       Aa2      1,110       Series B, 7% due 7/01/2031                                             1,160

Idaho--0.5%     AA      NR*      3,860    Idaho Housing Agency, S/F Mortgage, AMT, Senior Series C-2,
                                          7.15% due 7/01/2023                                                       4,042

Illinois--3.6%  NR*     Aaa      5,000    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                          7.625% due 9/01/2027 (f)(g)                                               5,506
                BBB     Baa1     2,750    Illinois Development Finance Authority, PCR, Refunding
                                          (Illinois Power Company Project), Series A, 7.375% due 7/01/2021          3,049
                NR*     NR*      2,500    Illinois Educational Facilities Authority Revenue Bonds
                                          (Chicago Osteopathic Health Systems), 7.25% due 11/15/2019 (b)            2,953
                                          Illinois Health Facilities Authority Revenue Bonds:
                A       A2       1,500       (Edward Hospital Association Project), 7% due 2/15/2022                1,588
                BBB     NR*      2,625       Refunding (Saint Elizabeth's Hospital--Chicago), 7.75%
                                             due 7/01/2016                                                          2,886
                BBB-    NR*      8,000    Metropolitan Pier and Exposition Authority, Illinois, Hospitality
                                          Facilities Revenue Bonds (McCormick Place Convention),
                                          7% due 7/01/2026                                                          8,856
                NR*     NR*      3,000    Round Lake Beach, Illinois, Tax Increment Revenue Refunding
                                          Bonds, 7.50% due 12/01/2013                                               3,125
                AAA     VMIG1++  1,100    Southwestern Illinois Development Authority, Solid Waste
                                          Disposal Revenue Bonds (Shell Oil Company--Wood River Project),
                                          AMT, 4.10% due 8/01/2021                                                  1,100

Indiana--1.4%   NR*     A2       1,150    Indiana Health Facilities Financing Authority, Hospital
                                          Revenue Refunding Bonds (Saint Anthony Medical Center),
                                          Series A, 7% due 10/01/2017                                               1,230
                BBB-    Baa3     3,930    Indiana State Development Finance Authority, Environmental
                                          Revenue Refunding and Improvement Bonds (USX Corporation
                                          Project), 6.25% due 7/15/2030                                             3,946
                A+      NR*      6,000    Indianapolis, Indiana, Local Public Improvement Bond
                                          Bank, Refunding, Series D, 6.75% due 2/01/2020                            6,444

Kansas--1.1%    AAA     Aaa      8,300    Burlington, Kansas, PCR, Refunding (Kansas Gas and
                                          Electric Company Project), 7% due 6/01/2031 (e)                           8,968

Kentucky--                                Kenton County, Kentucky, Airport Board, Special Facilities
1.3%                                      Airport Revenue Bonds (Delta Airlines Project), AMT, Series A:
                BB+     Baa3     5,785       7.50% due 2/01/2020                                                    6,210
                BB+     Baa3       500       6.125% due 2/01/2022                                                     487
                NR*     NR*      4,000    Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                          (TJ International Project), AMT, 7% due 6/01/2024                         4,138


SCHEDULE OF INVESTMENTS (continued)                                                                        (In Thousands)
                S&P    Moody's   Face                                                                             Value
State         Ratings  Ratings  Amount                             Issue                                        (Note 1a)
Louisiana--     NR*     Baa2   $35,000    Lake Charles, Louisiana, Harbor and Terminal District,
7.3%                                      Port Facilities Revenue Refunding Bonds (Trunkline Long
                                          Company Project), 7.75% due 8/15/2022                                  $ 39,544
                BB      NR*     20,000    Port New Orleans, Louisiana, IDR, Refunding (Continental
                                          Grain Company Project), 6.50% due 1/01/2017                              19,930

Maryland--      NR*     NR*      3,000    Maryland State Energy Financing Administration, Limited
1.0%                                      Obligation Revenue Bonds (Cogeneration--AES Warrior Run),
                                          AMT, 7.40% due 9/01/2019                                                  3,121
                NR*     Aaa      4,500    Prince Georges County, Maryland, Hospital Revenue Bonds
                                          (Dimensions Health Corporation Issue), 7.25% due 7/01/2002 (b)            5,056

Massachusetts   AAA     Aaa      5,000    Massachusetts State, HFA, Residential Development Bonds,
--2.3%                                    Series C, 6.90% due 11/15/2021 (f)                                        5,238
                A+      Aa       5,970    Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                          Series 38, 7.20% due 12/01/2026                                           6,349
                A1+     VMIG1++  5,300    Massachusetts State Health and Educational Facilities
                                          Authority Revenue Bonds (Capital Asset Program), VRDN,
                                          Series B, 4% due 7/01/2005 (a)(e)                                         5,300
                AAA     Aaa      2,500    Massachusetts State Water Resource Authority Revenue
                                          Bonds, Series B, 4.75% due 12/01/2021 (e)                                 2,135

Michigan--0.5%                            Detroit, Michigan, GO, UT, Series A:
                BBB     Aaa      1,500       6.80% due 4/01/2005 (b)                                                1,684
                BBB     Baa      2,500       6.70% due 4/01/2010                                                    2,644

Minnesota--     A1+     Aa3      1,000    Hubbard County, Minnesota, Solid Waste Disposal Revenue Bonds
2.6%                                      (Potlatch Corporation Project), VRDN, AMT, 4.70% due 8/01/2014 (a)        1,000
                AA-     A1         100    Minneapolis, Minnesota, Community Development Agency,
                                          PCR (Northern State Power Company Project), VRDN,
                                          4.60% due 3/01/2011 (a)                                                     100
                AA+     Aa2     10,000    Minnesota State, HFA, Housing Development, Series A, 6.95%
                                          due 2/01/2014                                                            10,475
                AA+     Aa2      3,410    Minnesota State, HFA, S/F Mortgage, AMT, Series A, 7.05% due
                                          due 7/01/2022                                                             3,532
                BBB     Baa1     5,700    Sartell, Minnesota, PCR, Refunding (Champion International
                                          Corporation), 6.95% due 10/01/2012                                        6,058

Mississippi     A       A2      17,750    Lowndes County, Mississippi, Solid Waste Disposal and PCR,
--2.4%                                    Refunding (Weyerhaeuser Company Project), Series A, 6.80%
                                          due 4/01/2022                                                            19,741

Missouri--      BBB-    NR*      2,800    Joplin, Missouri, IDA, Hospital Facilities Revenue
1.2%                                      Refunding and Improvement Bonds (Tri-State Osteopathic),
                                          8.25% due 12/15/2014                                                      3,048
                AAA     NR*      6,300    Missouri State Housing Development Commission, S/F Mortgage
                                          Revenue Bonds, AMT, Series B, 7.55% due 9/01/2027 (f)(g)                  6,946

Nevada--0.2%    NR*     Aaa      2,000    Nevada Housing Division, S/F Mortgage, AMT, Series A-2,
                                          6.15% due 4/01/2029                                                       1,981

New Jersey--    BBB     Baa2     6,130    New Jersey Health Care Facilities Financing Authority, Revenue
4.1%                                      Refunding Bonds (Saint Elizabeth Hospital Obligation Group),
                                          6% due 7/01/2027                                                          6,048
                AAA     NR*      9,500    New Jersey State Housing and Mortgage Finance Agency,
                                          M/F Housing Revenue Refunding Bonds (Presidential Plaza),
                                          7% due 5/01/2030 (d)                                                     10,171
                AAA     Aaa     19,250    New Jersey State Transportation Trust Fund Authority
                                          (Transportation System), Series A, 4.75% due 12/15/2016 (e)              17,126


SCHEDULE OF INVESTMENTS (continued)                                                                        (In Thousands)
                S&P    Moody's   Face                                                                             Value
State         Ratings  Ratings  Amount                             Issue                                        (Note 1a)
New Mexico      BB+     Ba1    $ 2,000    Farmington, New Mexico, PCR, Refunding (Public Service
--0.2%                                    Company, San Juan), Series A, 6.30% due 12/01/2016                     $  1,979

New York--      AAA     Aaa      5,500    Metropolitan Transportation Authority, New York Commuter
16.6%                                     Facilities Revenue Bonds, RITR, Series 9, 7.34% due 7/01/2026 (j)         5,775
                                          New York City, New York, GO, UT:
                BBB+    Aaa      1,695       Series A, 7.75% due 8/15/2001 (b)                                      1,914
                BBB+    Aaa      3,910       Series A, 7.75% due 8/15/2001 (b)                                      4,416
                AAA     Aaa      1,930       Series A, 7.75% due 8/15/2001 (b)                                      2,180
                BBB+    Aaa      3,555       Series B, 7% due 6/01/2001 (b)                                         3,900
                BBB+    Baa1       835       Series B, 7% due 6/01/2016                                               881
                BBB+    Baa1    15,000       Series B, Fiscal 92, 7.75% due 2/01/2010                              16,713
                BBB+    Baa1     1,555       Series B, Fiscal 92, 7.75% due 2/01/2013                               1,729
                BBB+    Baa1        95       Series B, Sub-Series B-1, 7% due 8/15/2004 (b)                           107
                BBB+    Baa1     6,305       Series B, Sub-Series B-1, 7% due 8/15/2016                             6,717
                BBB+    Aaa      1,835       Series C, Sub-Series C-1, 7.50% due 8/01/2002 (b)                      2,084
                BBB+    Baa1     3,165       Series C, Sub-Series C-1, 7.50% due 8/01/2021                          3,474
                BBB+    Baa1     2,000       Series G, 5.75% due 2/01/2020                                          1,891
                A       A        5,500    New York City, New York, IDA, Special Facilities Revenue
                                          Bonds, RITR, AMT, Series RI-5, 6.95% due 1/01/2024 (j)                    5,472
                                          New York City, New York, Municipal Water Finance
                                          Authority, Water and Sewer System Revenue Bonds:
                AAA     Aaa      7,770       Refunding, Fiscal 1997-Series A, 5.375% due 6/15/2026 (i)              7,349
                A1+     VMIG1++    600       VRDN, Series C, 4.45% due 6/15/2023 (a)(h)                               600
                                          New York State Dormitory Authority Revenue Bonds:
                AA      NR*      3,000       (Hebrew Home for the Aged--Riverdale), 6.125% due
                                             2/01/2037 (d)                                                          3,028
                BBB+    Baa1     6,375       (State University Educational Facilities), 5.50% due 5/15/2026         5,898
                                          New York State Environmental Facilities Corporation, PCR:
                A-      Aa      17,170       RITR, Series RI-1, 6.745% due 6/15/2014 (j)                           17,449
                A       Aa      24,400       (State Water Revolving Fund), Series E, 6.875% due 6/15/2010          26,319
                                          New York State Local Government Assistance Corporation
                                          Revenue Bonds:
                A       A3       2,000       Refunding, Series C, 5.50% due 4/01/2017                               1,957
                A       A3       5,000       Refunding, Series E, 5% due 4/01/2021                                  4,486
                A       A3       6,000       Series A, 6.50% due 4/01/2020                                          6,365
                BBB     Baa1     5,000    New York State Urban Development Corporation Revenue Bonds
                                          (Correctional Capital Facilities), Series 6, 5.375% due 1/01/2025         4,524

North Carolina                            North Carolina HFA, S/F Revenue Bonds:
--3.7%          AA      Aa       5,300       AMT, Series T, 7.05% due 9/01/2020                                     5,550
                AA      Aa      14,830       Refunding, Series S, 6.95% due 3/01/2017                              15,617
                AA      Aa3     10,015    North Carolina Medical Care Commission, Health Care
                                          Facilities Revenue Bonds (Carolina Medicorp Project),
                                          5.25% due 5/01/2026                                                       9,142

North Dakota--  A+      Aa2      3,770    North Dakota State, HFA, S/F Mortgage Revenue Bonds, Series A,
0.5%                                      7% due 7/01/2023                                                          3,941

Ohio--1.0%      AAA     Aaa      4,425    Cleveland, Ohio, Public Power System, Revenue Refunding
                                          Bonds, First Mortgage, Series 1, 5% due 11/15/2020 (e)                    4,032
                NR*     Baa3     3,600    Hilliard, Ohio, IDR, Refunding (Kroger Co.), 8.10% due 7/01/2012          4,104

Oklahoma--1.0%  BBB     Baa      3,250    Holdenville, Oklahoma, Industrial Authority, Correctional
                                          Facility Revenue Bonds, 6.70% due 7/01/2015                               3,314
                BB+     Baa2     5,050    Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                          Bonds (American Airlines Project), 6.25% due 6/01/2020                    5,068


SCHEDULE OF INVESTMENTS (continued)                                                                        (In Thousands)
                S&P    Moody's   Face                                                                             Value
State         Ratings  Ratings  Amount                             Issue                                        (Note 1a)
Oregon--0.5%    AAA     Aaa    $15,000    Oregon Health Sciences University Revenue Bonds, Series A,
                                          5.93%** due 7/01/2021 (e)                                              $  3,755

Pennsylvania    BB      Ba2      1,600    Beaver County, Pennsylvania, IDA, PCR, Refunding (Cleveland
--3.8%                                    Electric Company Project), 7.625% due 5/01/2025                           1,730
                NR*     Baa3     1,950    McCandless, Pennsylvania, IDA, IDR, Refunding (Kroger Co.),
                                          7.375% due 10/15/2007                                                     2,163
                                          Pennsylvania Convention Center Authority, Revenue Refunding
                                          Bonds, Series A:
                BBB     Baa      9,675       6.70% due 9/01/2014                                                   10,216
                BBB     Baa      5,000       6.75% due 9/01/2019                                                    5,298
                AA+     Aa       5,250    Pennsylvania HFA, S/F Mortgage, AMT, Series 42, 6.85%
                                          due 4/01/2025                                                             5,508
                                          Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                          (Commercial Development):
                NR*     NR*      3,000       (Days Inn), Series B, 6.50% due 10/01/2027                             2,944
                NR*     NR*      3,000       (Doubletree), Series A, 6.50% due 10/01/2027                           2,944

South Carolina  AA      Aa1      3,000    Greenville, South Carolina, Waterworks Revenue Bonds, 5.50%
--0.7%                                    due 2/01/2022                                                             2,878
                A-      A1       2,500    Richland County, South Carolina, PCR, Refunding (Union Camp
                                          Corporation Project), Series C, 6.55% due 11/01/2020                      2,649

South Dakota    BBB     Baa3     2,500    South Dakota State Health and Educational Facilities Authority,
--0.3%                                    Revenue Refunding Bonds (Prairie Lakes Health Care), 7.25%
                                          due 4/01/2022                                                             2,638

Tennessee       NR*     NR*      5,000    Hardeman County, Tennessee, Correctional Facilities Corporation
--3.3%                                    Revenue Bonds, 7.75% due 8/01/2017                                        5,089
                NR*     Aaa      1,475    Knox County, Tennessee, Health, Educational, and Housing
                                          Facilities Board, Hospital Facilities Revenue Bonds (Baptist
                                          Health Systems of East Tennessee), 8.50% due 4/15/1999 (b)                1,609
                AAA     Aaa      5,055    Metropolitan Government, Nashville and Davidson Counties,
                                          Tennesse, Sports Authority, Revenue Public Improvement
                                          Bonds (Stadium Project), 5.875% due 7/01/2021 (c)                         5,085
                AA      Aa      15,000    Metropolitan Government, Nashville and Davidson Counties,
                                          Tennessee, UT, 6.15% due 5/15/2025                                       15,501

Texas--8.8%                               Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                          Company), VRDN, AMT (a):
                A1+     VMIG1++    900       Refunding, Series C, 4.50% due 6/01/2030                                 900
                A1+     VMIG1++    600       Series A, 4.50% due 4/01/2030                                            600
                NR*     Aaa      3,800    Ector County, Texas, Hospital District, Hospital Revenue Bonds
                                          (Medical Center Hospital), 7.30% due 4/15/2002 (b)                        4,262
                AA-     Aa3      5,000    Guadalupe--Blanco River Authority, Texas, Sewage and Solid Waste
                                          Disposal Facilities Revenue Bonds (du Pont (E.I.) de Nemours
                                          and Company Project), AMT, 6.40% due 4/01/2026                            5,193
                A1+     NR*        700    Gulf Coast, Texas, Waste Disposal Authority, Pollution Control
                                          and Solid Waste Disposal Revenue Refunding Bonds (Amoco Oil
                                          Co. Project), VRDN, AMT, 4.50% due 5/01/2024 (a)                            700
                BBB     Baa1     8,400    Gulf Coast, Texas, Waste Disposal Authority Revenue Bonds
                                          (Champion International Corporation), AMT, 7.45% due 5/01/2026            9,010
                                          Houston, Texas, Airport System Revenue Bonds, Special
                                          Facilities, AMT:
                AAA     Aaa      3,435       (Automated People Mover), Series A, 5.50% due 7/15/2017 (i)            3,270
                B+      Ba2      9,200       (Continental Airline Airport Improvement), Series C,
                                             6.125% due 7/15/2027                                                   8,731
                B+      Ba2      5,250       (Continental Airline Terminal Improvement), Series B,
                                             6.125% due 7/15/2017                                                   5,074


SCHEDULE OF INVESTMENTS (concluded)                                                                        (In Thousands)
                S&P    Moody's   Face                                                                             Value
State         Ratings  Ratings  Amount                             Issue                                        (Note 1a)
Texas           AAA     Aaa    $ 4,050    Houston, Texas, Water and Sewer Systems Revenue Bonds,
(concluded)                               Junior Lien, Series A,, 6.375% due 12/01/2022 (e)                      $  4,229
                A1+     VMIG1++    200    Matagorda County, Texas, Navigational District No. 1, Revenue
                                          Refunding Bonds (Houston Light and Power Company Project),
                                          VRDN, AMT, Series 1997, 4.45% due 11/01/2028 (a)(c)                         200
                BB      Ba       5,000    Odessa, Texas, Junior College District, Revenue Refunding
                                          Bonds, Series A, 8.125% due 12/01/2018                                    5,380
                A+      A2       5,000    Red River Authority, Texas, PCR (Hoechst Celanese Corporation
                                          Project), AMT, 6.875% due 4/01/2017                                       5,337
                AAA     Aa1     19,500    Texas Water Development Board, State Revolving Fund Revenue
                                          Bonds, Senior-Lien, Series B, 5.125% due 7/15/2018                       18,128
                AAA     NR*        880    Travis County, Texas, Housing Finance Corporation, Residential
                                          Mortgage Revenue Refunding Bonds, Series A, 7% due
                                          12/01/2011 (f)(g)                                                           929
                A1+     P1         100    West Side Calhoun County, Texas, Development Corporation,
                                          PCR (Sohio Chemical Company Project), UPDATES, 4.40% due
                                          12/01/2015 (a)                                                              100

Utah--0.7%      BBB+    Baa2     3,300    Carbon County, Utah, Solid Waste Disposal Revenue Refunding
                                          Bonds (Laidlaw Inc.--ECDC Project), AMT, Series A, 7.50%
                                          due 2/01/2010                                                             3,625
                AA      NR*      1,670    Utah State, HFA, S/F Mortgage, AMT, Senior Series E-2, 7.15% due
                                          7/01/2024                                                                 1,741

Virginia--4.4%  AA-     Aa      13,605    Fairfax County, Virginia, Water Authority, Revenue Refunding
                                          Bonds, 6% due 4/01/2022                                                  13,836
                NR*     NR*      1,000    Pittsylvania County, Virginia, IDA, Revenue Bonds (Multi-Trade),
                                          AMT, Series A, 7.55% due 1/01/2019                                        1,051
                AAA     Aaa     15,000    Upper Occoquan, Virginia, Sewage Authority, Regional Sewage
                                          Revenue Bonds, Series A, 4.75% due 7/01/2029 (e)                         12,811
                AA+     Aa1      8,125    Virginia State, HDA, Commonwealth Mortgage, Series A,
                                          7.10% due 1/01/2025                                                       8,415

West Virginia   BBB+    Baa1     7,500    Mason County, West Virginia, PCR, Refunding (Appalachian
--1.4%                                    Power Company Project), Series I, 6.85% due 6/01/2022                     8,070
                NR*     NR*      3,000    Upshur County, West Virginia, Solid Waste Disposal Revenue
                                          Bonds (TJ International Project), AMT, 7% due 7/15/2025                   3,112

Wisconsin--     NR*     A2       2,710    Wisconsin State Health and Educational Facilities Authority
0.3%                                      Revenue Bonds (Mercy Hospital of Janesville Inc.),
                                          6.60% due 8/15/2022                                                       2,800

Total Investments (Cost--$772,084)--98.7%                                                                         806,305

Other Assets Less Liabilities--1.3%                                                                                10,745
                                                                                                                 --------
Net Assets--100.0%                                                                                               $817,050
                                                                                                                 ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b)Prerefunded.
(c)AMBAC Insured.
(d)FHA Insured.
(e)MBIA Insured.
(f)FNMA Collateralized.
(g)GNMA Collateralized.
(h)FGIC Insured.
(i)FSA Insured.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
  *Not Rated.
 **Represents a zero coupon bond: the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of April 30, 1997
Assets:             Investments, at value (identified cost--$772,084,021) (Note 1a)                         $806,304,888
                    Cash                                                                                       5,361,204
                    Receivables:
                      Interest                                                             $ 14,477,895
                      Securities sold                                                           545,001       15,022,896
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                         886
                    Prepaid expenses and other assets                                                             58,542
                                                                                                            ------------
                    Total assets                                                                             826,748,416
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    8,313,596
                      Dividends to shareholders (Note 1f)                                       942,632
                      Investment adviser (Note 2)                                               333,278        9,589,506
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       109,310
                                                                                                            ------------
                    Total liabilities                                                                          9,698,816
                                                                                                            ------------

Net Assets:         Net assets                                                                              $817,049,600
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (10,000 shares of
                      AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $250,000,000
                      Common Stock, par value $.10 per share (37,061,414 shares
                      issued and outstanding)                                              $  3,706,141
                    Paid-in capital in excess of par                                        519,009,869
                    Undistributed investment income--net                                      7,936,615
                    Undistributed realized gains on investments--net                          2,176,108
                    Unrealized appreciation on investments--net                              34,220,867
                                                                                           ------------
                    Total--Equivalent to $15.30 net asset value per share of Common
                    Stock (market price--$15.00)                                                             567,049,600
                                                                                                            ------------
                    Total capital                                                                           $817,049,600
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          April 30, 1997
Investment Income   Interest and amortization of premium and discount earned                                $ 25,334,098
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  2,045,827
                    Commission fees (Note 4)                                                    314,053
                    Transfer agent fees                                                          53,131
                    Accounting services (Note 2)                                                 50,952
                    Professional fees                                                            40,132
                    Custodian fees                                                               29,214
                    Printing and shareholder reports                                             24,488
                    Directors' fees and expenses                                                 22,305
                    Listing fees                                                                 15,884
                    Pricing fees                                                                 10,293
                    Amortization of organization expenses (Note 1e)                                 435
                    Other                                                                        17,527
                                                                                           ------------
                    Total expenses                                                                             2,624,241
                                                                                                            ------------
                    Investment income--net                                                                    22,709,857
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          9,684,796
Unrealized Gain     Change in unrealized appreciation on investments--net                                    (14,464,647)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 17,930,006
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                             April 30,       October 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                                 $ 22,709,857     $ 46,616,111
                    Realized gain on investments--net                                         9,684,796       12,497,013
                    Change in unrealized appreciation on investments--net                   (14,464,647)      (3,902,288)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     17,930,006       55,210,836
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (18,600,420)     (38,420,345)
Shareholders          Preferred Stock                                                        (3,010,790)      (9,067,052)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                           (8,371,691)              --
                      Preferred Stock                                                        (2,021,046)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (32,003,947)     (47,487,397)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (14,073,941)       7,723,439
                    Beginning of period                                                     831,123,541      823,400,102
                                                                                           ------------     ------------
                    End of period*                                                         $817,049,600     $831,123,541
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  7,936,615     $  6,837,968
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       April 30,      For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994     1993
Per Share           Net asset value, beginning of period              $  15.68   $  15.47  $  14.35  $  16.80   $  14.69
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .61       1.26      1.27      1.29       1.31
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.13)       .23      1.34     (2.23)      2.27
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .48       1.49      2.61      (.94)      3.58
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.50)     (1.04)    (1.00)    (1.07)     (1.11)
                      Realized gain on investments--net                   (.23)        --      (.22)     (.23)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.73)     (1.04)    (1.22)    (1.30)     (1.27)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.08)      (.24)     (.23)     (.18)      (.17)
                        Realized gain on investments--net                 (.05)        --      (.04)     (.03)      (.03)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.13)      (.24)     (.27)     (.21)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.30   $  15.68  $  15.47  $  14.35   $  16.80
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  15.00   $ 14.875  $ 14.375 $  12.125   $  16.75
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      5.80%+++  10.88%    29.76%   (20.94%)    19.91%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   2.38%+++   8.61%    18.00%    (6.71%)    23.83%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .64%*      .64%      .66%      .66%       .64%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               5.55%*     5.64%     5.91%     5.76%      5.72%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $567,050   $581,124  $573,400  $531,657   $619,775
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $250,000   $250,000  $250,000  $250,000   $250,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  67.65%     96.74%    52.99%    44.27%     25.58%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,268   $  3,324  $  3,294  $  3,127   $  3,479
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    327   $    894  $    887  $    598   $    560
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    331   $    897  $    850  $    733   $    554
Outstanding:++                                                        ========   ========  ========  ========   ========
                    Series C--Investment income--net                  $    272   $    998  $    827  $    647   $    566
                                                                      ========   ========  ========  ========   ========
                    Series D--Investment income--net                  $    273   $    888  $    897  $    659   $    556
                                                                      ========   ========  ========  ========   ========
                    Series E--Investment income--net                  $    302   $    875  $    759  $    707   $    542
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities.
Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $549,331,844 and $578,628,003, respectively.

Net realized and unrealized gains as of April 30, 1997 were as follows:


                                     Realized    Unrealized
                                      Gains         Gains

Long-term investments              $9,684,796    $34,220,867
                                   ----------    -----------
Total                              $9,684,796    $34,220,867
                                   ==========    ===========

As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $34,220,867, of which $37,890,162 related to appreciated securities and $3,669,295 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $772,084,021.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
As of April 30, 1997, shares issued and outstanding remained constant at 37,061,414. At April 30, 1997, total paid-in capital amounted to $522,716,010.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 3.619%; Series B, 3.67%; Series C, 3.60%, Series D, 3.60%; and Series E, 4.10%.

For the six months ended April 30, 1997, there were 10,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $144,310 as commissions.

5. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.081347 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286
Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYD